MERRILL LYNCH
DEVELOPING
CAPITAL MARKETS
FUND, INC.




FUND LOGO




Semi-Annual Report

December 31, 1997




Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Developing
Capital Markets
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.



Asset Allocation
As a Percentage* of
Net Assets as of
December 31, 1997


Map Depicting the Fund's Asset Allocation As a Percentage* of Net Assets as of December 31, 1997

VENEZUELA	 3.1%
BRAZIL	        13.0%
PORTUGAL	 1.8%
HUNGARY		 6.6%
POLAND		 3.2%
RUSSIA		 6.4%
GREECE		 2.7%
TURKEY		 3.3%
PAKISTAN	 0.1%
INDIA		 6.4%
MALAYSIA	 2.2%
THAILAND	 1.2%
CHINA		 3.3%
SOUTH KOREA	 0.9%
MEXICO		13.8%
CHILE	       	 2.1%
ARGENTINA	 3.6%
EGYPT		 1.7%
SOUTH AFRICA	 7.2%
ZIMBABWE	 0.4%
ISRAEL		 1.6%
INDONESIA        2.9%
HONG KONG	 4.6%
PHILIPPINES	 1.0%
TAIWAN		 3.8%

[FN]
*Total may not equal 100%.


Merrill Lynch Developing Capital Markets Fund, Inc., December 31, 1997


DEAR SHAREHOLDER


During the three-month period ended December 31, 1997, total returns for Merrill Lynch Developing Capital Markets Fund, Inc.'s Class A, Class B, Class C and Class D Shares were -17.59%, -17.83%, -17.77% and -17.64%, respectively. (Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 5--7 of this report to shareholders.) The unmanaged Morgan Stanley Capital International (MSCI) Emerging Markets Free Index fell 17.52% during the same period. (References to securities markets of particular countries in this letter to shareholders refer to those countries' market weightings in the MSCI Emerging Markets Free Index.) Detrimental to the Fund's performance were its overweighted positions in The People's Republic of China, Hong Kong, Poland and Russia, whose markets fell 33.43%, 28.81%, 22.36% and 17.86%, respectively. Beneficial to performance were the Fund's overweighted positions in Hungary and Turkey, whose markets rose 12.60% and 24.45%, respectively.


Investment Review and Activities
During the three-month period ended December 31, 1997, most of the emerging markets, with the exception of certain markets in emerging Europe and the Middle East, corrected sharply. The declines were the steepest in Asia, where the troubles began, but soon spread to Latin America, emerging Europe and parts of the Middle East/Africa region.

In Asia, markets such as Malaysia, Indonesia, Thailand and South Korea suffered declines of 38.1%, 57.7%, 50.9% and 64.5%, respectively. Hong Kong, which has long been viewed as a relatively stable market in the region, declined by 28.8% over the last three months, and witnessed a drop of 10% in one day. Although each country's situation was somewhat unique, many of the countries in the region suffered from one or more of the following problems: slowing economic growth, high and unstable interest rates, poorly funded current account deficits, and falling currencies.

The region's problems began in early summer in Thailand where losses in the banking and property sectors pointed to other structural weaknesses in the Thai economy. These concerns led to currency speculation on the Thai baht. Thailand eventually was obliged to seek aid from the International Monetary Fund (IMF). The next country to falter was the Philippines, where the banking sector experienced a sharp rise in non-performing loans and the currency also came under attack. In order to defend the peso, the Philippine government raised interest rates sharply. The Malaysian currency, the ringgit, also came under attack. However, the Malaysian government's initial response to the economic crisis was to lay the blame on currency speculators and then implement short-lived measures to limit capital outflows. In Indonesia, the outlook is complicated by speculation about President Suharto's health and the issues of succession and political stability.

South Korea is the world's eleventh-largest economy, and the economic problems facing the country evoked a high level of concern. As far back as 1996, many large industrial conglomerates in South Korea experienced financial difficulties and began declaring bankruptcy. As the number of these bankruptcies grew during 1997, foreign banks, suffering through problems in Thailand and Indonesia, took preemptive actions and withdrew support from South Korea. This prompted a liquidity crisis, since South Korea had come to rely on short-term foreign borrowings to finance its economic expansion. Although most of the external bank debt was incurred by the South Korean private sector, the liquidity crisis pointed out how quickly massive private sector problems can become the government's problems as well. The withdrawal of foreign bank support in the fall of 1997 wreaked havoc on the country's international reserves. The possibilities of massive devaluation of the South Korean won and outright default on bank debt loomed large. The South Korean government, after failing to obtain direct aid from the United States and Japan, agreed to an IMF-sponsored program. In early December, a US$55 billion IMF-backed rescue package was hurriedly announced for South Korea, with major contributions scheduled from the IMF, other multilateral agencies and major economies.

Speculation that Hong Kong would devalue its currency pulled the stock market down sharply in late October. Hong Kong has had to defend its currency with high interest rates, which have depressed both the stock and property markets. The Chinese stock market declined by 33.4% during the three months ended December 31, 1997.

India remained insulated from the problems in the rest of Asia for a long time. Its currency is basically non-convertible and therefore not prey to speculation. In addition, the monetary and economic cycles are in opposite stages as compared to the rest of Asia. However, the Indian market did not escape the general negative sentiment for the region. Furthermore, disappointing earnings and concerns about political stability combined to pull the market down by 12.3% for the December quarter.

During the December quarter, we reduced the Fund's weighting in Asia from 33.4% of net assets to 26.4%. This occurred partly as a result of market declines and partly through our reducing further our already underweighted positions in these markets.

In Asia, we hold several stocks in key sectors such as telecommunications. For example, in the Philippines, our one holding is in Philippine Long Distance Telephone Co., a company which should actually benefit from the devaluation of the Philippine peso because more than half of its revenues are generated from overseas tolls. In Indonesia, a major holding is P.T. Indonesian Satellite Corp. (Indosat), a provider of international telephone services. In
China, we hold China Telecom (Hong Kong) Ltd., a cellular telecommunications company, and Eastern Communications Co., Ltd., a telecommunications equipment company.

During the three-month period ended December 31, 1997, all of the Latin American stock markets declined. Among the major Latin American markets, the Brazilian market suffered the sharpest correction. The sudden fall of the Hong Kong market prompted investors to become impatient with the slow pace of reforms and the growing current account deficit in Brazil. Rumors of a possible devaluation of the Brazilian real led to panic selling during October. Although the market rallied over 9% during December, this rally was not strong enough to completely counter the October sell-off, and hence the Brazilian market recorded a decline of 14.5% for the three-month period. In the neighboring Argentine market, concern over a possible devaluation of the real weighed heavily because of the negative implications for Argentine exports to Brazil. The Argentine market suffered a decline of 7.6% during the three-month period, despite a rally of almost 5% during December.

The Mexican market was the best performer of the Latin American markets during the December quarter, suffering a decline of 3.4%. The Mexican domestic economy continued to improve, with the construction and retail sectors showing sharp growth. In Mexico, we established a position in Cementos Mexicanos, S.A. de C.V. (Cemex), a major cement company.

The performance of the major markets in the Middle East/Africa region varied widely during the last three months with South Africa declining by 17.1%, Israel declining by 6.5%, and Turkey appreciating by 24.5%. The South African market was negatively affected not only by the sell-off in emerging markets in general, but also by weak gold prices. Nonetheless, the underlying economy in South Africa has remained relatively sound with inflation slowing and the current account deficit decreasing. The outlook is for a continued decline in interest rates, which should, in turn, stimulate growth and benefit Nedcor Ltd. and First National Bank Holdings Ltd., two bank stocks the Fund holds.

Only two of the emerging European markets appreciated during the December quarter. Portugal and Hungary increased by 3.25% and 12.6%, respectively. Portugal graduated to developed market status as the market became included in the unmanaged MSCI developed market indexes on December 1, 1997. The Hungarian market posted strong gains because of good corporate earnings and the Hungarian government's decision to proceed with the Magyar TavKozlesi Reszvenytarsasag (Matav) initial public offering, in which the Fund participated and which became one of the Fund's ten largest holdings.

Both the Polish and the Russian markets lost ground during the three months ended December 31, 1997, declining by 22.4% and 17.9%, respectively. In Poland, the prolonged crisis in the Asian markets prompted investors to focus on the growing Polish trade deficit, revised estimates of higher inflation and poor corporate earnings. In Russia, investors became concerned that reserves were being run down to defend the ruble and that the liquidity problems in South Korea would lead to a massive sell-off of Russian debt instruments, since it was rumored that the South Korean banks were large holders of these instruments.


In Conclusion
We would caution our investors that the volatility exhibited during the past three months is very much a part of investing in the emerging markets. We would therefore remind you that it is advisable to take a long-term view when investing in these markets. We appreciate your ongoing interest in Merrill Lynch Developing Capital Markets Fund, Inc., and we look forward to reviewing our outlook with you in our next report to shareholders.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Grace Pineda)
Grace Pineda
Senior Vice President and
Portfolio Manager



February 11, 1998

Merrill Lynch Developing Capital Markets Fund, Inc., December 31, 1997


PERFORMANCE DATA


About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Average Annual
Total Return


                                     % Return Without % Return With
Class A Shares*                        Sales Charge    Sales Charge**

Year Ended 12/31/97                        -6.81%        -11.70%
Five Years Ended 12/31/97                  +8.93         + 7.76
Inception (9/1/89) through 12/31/97        +8.23         + 7.53

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
Class B Shares*                        Without CDSC     With CDSC**

Year Ended 12/31/97                        -7.82%        -11.34%
Inception (7/1/94) to 12/31/97             +0.31         + 0.06

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
Class C Shares*                        Without CDSC     With CDSC**

Year Ended 12/31/97                        -7.78%         -8.66%
Inception (10/21/94) to 12/31/97           -3.93          -3.93

 [FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
Class D Shares*                        Sales Charge    Sales Charge**

Year Ended 12/31/97                        -7.03%        -11.91%
Inception (10/21/94) to 12/31/97           -3.17         - 4.79

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

Merrill Lynch Developing Capital Markets Fund, Inc., December 31, 1997


PERFORMANCE DATA (concluded)


Recent
Performance
Results*
                                                                                                 12 Month      3 Month
                                                                 12/31/97   9/30/97   12/31/96   % Change      % Change
ML Developing Capital Markets Fund Class A Shares                 $12.82    $16.43     $14.53   - 9.70%(1)    -20.14%(1)
ML Developing Capital Markets Fund Class B Shares                  12.69     16.21      14.45   -10.10(1)     -19.87(1)
ML Developing Capital Markets Fund Class C Shares                  12.65     16.16      14.41   -10.13(1)     -19.86(1)
ML Developing Capital Markets Fund Class D Shares                  12.80     16.39      14.52   - 9.78(1)     -20.07(1)
ML Developing Capital Markets Fund Class A Shares--Total Return                                 - 6.81(2)     -17.59(2)
ML Developing Capital Markets Fund Class B Shares--Total Return                                 - 7.82(3)     -17.83(3)
ML Developing Capital Markets Fund Class C Shares--Total Return                                 - 7.78(4)     -17.77(4)
ML Developing Capital Markets Fund Class D Shares--Total Return                                 - 7.03(5)     -17.64(5)

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.289 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.405 per share ordinary income dividends and $0.289 per share capital gains distributions.
(3)Percent change includes reinvestment of $0.319 per share ordinary income dividends and $0.289 per share capital gains distributions.
(4)Percent change includes reinvestment of $0.326 per share ordinary income dividends and $0.289 per share capital gains distributions.
(5)Percent change includes reinvestment of $0.385 per share ordinary income dividends and $0.289 per share capital gains distributions.

Performance
Summary--
Class A Shares
                                    Net Asset Value       Capital Gains
Period Covered                  Beginning      Ending      Distributed    Dividends Paid*       % Change**
9/1/89--12/31/89                  $ 9.60        $10.13        $0.004           $0.132            + 6.97%
1990                               10.13          9.04          --              0.640            - 5.33
1991                                9.04         10.89          --              0.252            +23.35
1992                               10.89         10.18         0.324            0.518            + 0.85
1993                               10.18         16.80         0.278            0.069            +68.96
1994                               16.80         13.90         0.653            0.447            -10.97
1995                               13.90         13.18          --              0.238            - 3.43
1996                               13.18         14.53         0.027            0.364            +13.30
1997                               14.53         12.82         0.289            0.405            - 6.81
                                                              ------           ------
                                                        Total $1.575     Total $3.065

                                                         Cumulative total return as of 12/31/97: +93.25%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.


Performance
Summary--
Class B Shares
                                    Net Asset Value       Capital Gains
Period Covered                  Beginning      Ending      Distributed    Dividends Paid*       % Change**
7/1/94--12/31/94                  $14.54        $13.86        $0.653           $0.412            + 2.36%
1995                               13.86         13.11          --              0.124            - 4.50
1996                               13.11         14.45         0.027            0.222            +12.17
1997                               14.45         12.69         0.289            0.319            - 7.82
                                                              ------           ------
                                                        Total $0.969     Total $1.077

                                                          Cumulative total return as of 12/31/97: +1.08%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance
Summary--
Class C Shares
                                    Net Asset Value       Capital Gains
Period Covered                  Beginning      Ending      Distributed    Dividends Paid*       % Change**
10/21/94--12/31/94                $16.71        $13.84        $0.653           $0.425            -10.98%
1995                               13.84         13.08          --              0.137            - 4.48
1996                               13.08         14.41         0.027            0.231            +12.20
1997                               14.41         12.65         0.289            0.326            - 7.78
                                                              ------           ------
                                                        Total $0.969     Total $1.119

                                                         Cumulative total return as of 12/31/97: -12.02%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance
Summary--
Class D Shares
                                    Net Asset Value       Capital Gains
Period Covered                  Beginning      Ending      Distributed    Dividends Paid*       % Change**
10/21/94--12/31/94                $16.77        $13.90        $0.653           $0.442            -10.84%
1995                               13.90         13.17          --              0.214            - 3.68
1996                               13.17         14.52         0.027            0.324            +13.00
1997                               14.52         12.80         0.289            0.385            - 7.03
                                                              ------           ------
                                                        Total $0.969     Total $1.365

                                                          Cumulative total return as of 12/31/97: -9.77%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.



Merrill Lynch Developing Capital Markets Fund, Inc., December 31, 1997

CONSOLIDATED SCHEDULE OF INVESTMENTS                                                                       (in US dollars)
                                                                                                       Value      Percent of
AFRICA             Industries    Shares Held            Investments                     Cost         (Note 1a)    Net Assets
South Africa       Banking           134,255     Nedcor Ltd. (Ordinary)            $  2,302,682      $  2,980,991        0.4%

                   Beverage          238,815     South African Breweries Ltd.         5,840,521         5,891,817        0.7
                                      26,697     South African Breweries Ltd.
                                                    (ADR)(a)(d)                         680,055           650,072        0.1
                                                                                   ------------      ------------      ------
                                                                                      6,520,576         6,541,889        0.8

                   Diversified       417,298   ++Billiton PLC (e)                     1,556,510         1,069,243        0.1
                   Holdings        1,065,700   ++Billiton PLC (ADR)(a)(e)             3,893,109         2,610,965        0.4
                                   1,313,000     Rembrandt Controlling
                                                    Investments Ltd.                  8,992,935         6,478,618        0.8
                                     930,350     Rembrandt Group Ltd.                 9,763,074         6,790,178        0.9
                                   1,132,214     Sasol Limited                       14,204,908        11,871,487        1.6
                                                                                   ------------      ------------      ------
                                                                                     38,410,536        28,820,491        3.8

                   Financial         628,764     First National Bank Holdings Ltd.    3,346,372         5,590,881        0.7
                   Services

                   Mining            885,959     Gencor Ltd.                          2,174,963         1,466,277        0.2
                                     213,140     Gencor Ltd. (ADR)(a)                   687,777           352,576        0.0
                                                                                   ------------      ------------      ------
                                                                                      2,862,740         1,818,853        0.2

                   Newspaper/        609,300     Nasionale Pers Beperk (Class N)      5,953,882         5,010,691        0.7
                   Publishing

                   Retail          3,024,239     Pick'n Pay Stores Ltd.               3,446,731         4,408,276        0.6
                                      82,874     Pick'n Pay Stores Ltd. (N Shares)      118,447           112,452        0.0
                                                                                   ------------      ------------      ------
                                                                                      3,565,178         4,520,728        0.6

                   Steel               2,767     South Africa Iron & Steel
                                                    Industrial Corp., Ltd.                2,483               819        0.0

                                                 Total Investments in
                                                 South Africa                        62,964,449        55,285,343        7.2

Zimbabwe           Beverage &      4,977,100     Delta Corporation Ltd.               3,841,905         3,408,973        0.4
                   Tobacco

                                                 Total Investments in Zimbabwe        3,841,905         3,408,973        0.4

                                                 Total Investments in Africa         66,806,354        58,694,316        7.6

EUROPE

Greece             Beverage          830,002     Hellenic Bottling Co. S.A.          15,632,087        19,269,731        2.5

                   Telecommuni-      135,000   ++Hellenic Telecommunication
                   cations                          Organization S.A. (GDR)(b)        1,654,931         1,417,500        0.2

                                                 Total Investments in Greece         17,287,018        20,687,231        2.7

Hungary            Banking           320,762     OTP Bank (GDR)(b)                    7,545,169        12,188,956        1.6

                   Health/Personal    98,330     Gedeon Richter Ltd. (GDR)(b)         3,797,770        11,430,862        1.5
                   Care               73,700     Gedeon Richter Ltd. (GDR)(b)(d)      2,433,751         8,567,625        1.1
                                                                                   ------------      ------------      ------
                                                                                      6,231,521        19,998,487        2.6

                   Oil & Related      61,000     Mol Magyar Olay-es Gazipari
                                                    Reszvenytarsasag (GDR)(b)           648,125         1,488,400        0.2

                   Telecommuni-      182,500   ++Magyar TavKozlesi
                   cations                          Reszvenytarsasag (Matav)
                                                    (ADR)(a)                          3,403,625         4,745,000        0.6
                                   2,228,000   ++Magyar TavKozlesi
                                                    Reszvenytarsasag (Matav)
                                                    (Ordinary)                        5,953,294        11,840,722        1.6
                                                                                   ------------      ------------      ------
                                                                                      9,356,919        16,585,722        2.2

                                                 Total Investments in Hungary        23,781,734        50,261,565        6.6

Poland             Automotive        158,997     Debica S.A.                          3,305,944         3,884,586        0.5

                   Banking           665,104     Wielkopolski Bank Kredytowy S.A.     4,413,586         3,344,415        0.4

                   Electrical      1,533,061     Elektrim Spolka Akcyjna S.A.        14,073,928        14,851,528        1.9
                   Components

                   Multi-Industry    603,529   ++NIF Piast S.A. Fund                  1,873,952         1,645,988        0.2
                                     497,511   ++NIF Progress S.A. Fund               1,550,828         1,173,108        0.2
                                                                                   ------------      ------------      ------
                                                                                      3,424,780         2,819,096        0.4

                                                 Total Investments in Poland         25,218,238        24,899,625        3.2

Portugal           Building          386,504     Cimpor-Cimentos de Portugal S.A.     8,775,947        10,144,153        1.3
                   Products

                   Telecommuni-       76,673     Portugal Telecom S.A.                2,740,568         3,562,500        0.5
                   cations

                                                 Total Investments in Portugal       11,516,515        13,706,653        1.8

Russia             Energy Sources    339,382   ++AO Mosenergo (ADR)(a)               10,042,232        12,523,196        1.6
                                   2,025,000   ++Irkutskenergo                          255,918           392,850        0.1
                                                                                   ------------      ------------      ------
                                                                                     10,298,150        12,916,046        1.7

                   Natural Gas       128,700     RAO Gazprom (ADR)(a)(d)              2,027,025         3,104,887        0.4

                   Oil & Related     179,500     Lukoil Oil Company (ADR)(a)         10,232,550        16,514,000        2.1

                   Telecommuni-      544,800   ++Bashinformsvyaz                      1,455,190           653,760        0.1
                   cations             2,272     Moscow City Telephone Network        5,607,050         2,726,400        0.3
                                     169,200   ++Nizhny Novgorod Telephone              879,840           507,600        0.1
                                     600,073   ++Rostelecom-RDC                       2,308,421         2,070,252        0.3
                                                                                   ------------      ------------      ------
                                                                                     10,250,501         5,958,012        0.8

                   Utilities--     2,066,208   ++Bashkirenergo                        1,187,599         1,053,766        0.1
                   Electric       21,806,270   ++Unified Energy Systems               7,888,304         6,541,881        0.9
                                     102,150   ++Unified Energy Systems (GDR)(b)      4,003,959         3,064,500        0.4
                                                                                   ------------      ------------      ------
                                                                                     13,079,862        10,660,147        1.4

                                                 Total Investments in Russia         45,888,088        49,153,092        6.4

Turkey             Banking        46,180,300     Akbank T.A.S. (Ordinary)             3,329,388         4,071,452        0.5
                                 117,260,000     Yapi ve Kredi Bankasi A.S.           2,835,574         4,475,140        0.6
                                                                                   ------------      ------------      ------
                                                                                      6,164,962         8,546,592        1.1

                   Building       12,584,800     Adana Cimento Sanayii Turk
                   Products                         Anonim Sirketi (Class A)          1,139,019         1,063,932        0.1
                                  57,053,813     Akcansa Cimento A.S.                 8,697,365         7,993,046        1.1
                                                                                   ------------      ------------      ------
                                                                                      9,836,384         9,056,978        1.2

                   Investment      7,500,000   ++Haci Omer Sabanci Holding A.S.         505,069           461,957        0.1
                   Management        263,149   ++Haci Omer Sabanci Holding
                                                    A.S. (ADR)(a)                     3,810,968         4,013,022        0.5
                                                                                   ------------      ------------      ------
                                                                                      4,316,037         4,474,979        0.6

                   Multi-          6,698,000     Alarko Holdings A.S.                 1,365,443         1,439,908        0.2
                   Industry

                   Telecommuni     4,663,000   ++Northern Electric
                   cations                          Telekomunikasyon A.S. (NETAS)     1,555,843         1,689,493        0.2

                                                 Total Investments in Turkey         23,238,669        25,207,950        3.3

                                                 Total Investments in Europe        146,930,262       183,916,116       24.0

Merrill Lynch Developing Capital Markets Fund, Inc., December 31, 1997


CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)                                                           (in US dollars)
LATIN                            Shares Held/                                                          Value      Percent of
AMERICA            Industries    Face Amount            Investments                     Cost         (Note 1a)    Net Assets
Argentina          Banking           148,000     Banco de Galicia y Buenos
                                                    Aires S.A. (ADR)(a)           $   4,851,007     $   3,811,000        0.5%

                   Oil &           1,321,878     Perez Companc S.A.                   6,808,079         9,440,097        1.2
                   Related           425,084     Yacimientos Petroliferos
                                                    Fiscales S.A. (YPF)
                                                    (ADR)(a)                         14,693,220        14,532,559        1.9
                                                                                   ------------      ------------      ------
                                                                                     21,501,299        23,972,656        3.1

                                                 Total Investments in Argentina      26,352,306        27,783,656        3.6

Brazil             Banking       418,934,679     Banco Bradesco S.A. (Preferred)      2,769,650         4,129,285        0.5
                                  17,911,625     Banco Bradesco S.A. (Rights)(f)              0            32,100        0.0
                                  12,545,000     Banco Itau S.A. (Preferred)          6,983,022         6,744,624        0.9
                                     308,400   ++Uniao de Bancos Brasileiros S.A.
                                                    (Unibanco) (GDR)(b)               8,864,675         9,926,625        1.3
                                                                                   ------------      ------------      ------
                                                                                     18,617,347        20,832,634        2.7

                   Beverage       30,667,513     Companhia Cervejaria Brahma
                                                    S.A. PN (Preferred)              14,476,455        20,609,888        2.7
                                      24,500     Companhia Cervejaria Brahma S.A.
                                                    PN (Preferred)(ADR)(a)              358,433           347,594        0.0
                                                                                   ------------      ------------      ------
                                                                                     14,834,888        20,957,482        2.7

                   Foreign     US$ 1,118,595     Republic of Brazil, C Bonds,
                   Government                       Floating Rate Brady Bonds,
                   Obligations                      7.06% due 4/15/2014++++ (h)         789,855           875,301        0.1

                   Oil &          63,739,618     Petroleo Brasileiro
                   Related                          S.A.--Petrobras (Preferred)      13,400,897        14,906,846        1.9

                   Steel             750,790     Usinas Siderurgicas de Minas
                                                    Gerais-Usiminas S.A.
                                                    (Preferred)                       7,659,182         4,440,156        0.6

                   Telecommuni-      142,435     Telecomunicacoes Brasileiras
                   cations                          S.A.--Telebras
                                                    (ADR)(a)                         17,044,172        16,584,775        2.2
                                  85,902,904     Telecomunicacoes Brasileiras
                                                    S.A.--Telebras ON                 6,170,203         8,736,541        1.1
                                     100,000     Telecomunicacoes de Sao
                                                    Paulo S.A.--TELESP
                                                    (Preferred)                          33,956            26,612        0.0
                                                                                   ------------      ------------      ------
                                                                                     23,248,331        25,347,928        3.3

                   Utilities--   235,944,000     Companhia Energetica de Minas
                   Electric                         Gerais S.A. (CEMIG)(Preferred)   11,567,951        10,251,725        1.4
                                     175,300     Companhia Paranaense de Energia
                                                    S.A.--Copel (ADR)(a)              3,235,395         2,399,419        0.3
                                                                                   ------------      ------------      ------
                                                                                     14,803,346        12,651,144        1.7

                                                 Total Investments in Brazil         93,353,846       100,011,491       13.0

Chile              Telecommuni-      155,527     Compania de Telecomunicaciones
                   cations                          de Chile S.A. (ADR)(a)            4,720,057         4,646,369        0.6
                                     495,300   ++Quinenco S.A. (ADR)(a)               9,215,945         5,695,950        0.7
                                                                                   ------------      ------------      ------
                                                                                     13,936,002        10,342,319        1.3

                   Utilities--       242,736     Chilgener S.A. (ADR)(a)              7,012,109         5,947,032        0.8
                   Electric

                                                 Total Investments in Chile          20,948,111        16,289,351        2.1

Mexico             Brewery            70,000     Fomento Economico Mexicano,
                                                    S.A. de C.V. (Femsa)(ADR)(a)(g)     538,125           559,174        0.1

                   Broadcast--       645,394   ++Grupo Televisa, S.A. de C.V.
                   Media                            (GDR)(b)                         21,549,851        24,968,680        3.3

                   Building &        598,341     Apasco, S.A. de C.V.                 3,284,301         4,128,538        0.5
                   Construction

                   Building          183,300   ++Cementos Mexicanos, S.A. de C.V.
                   Products                         (Cemex)(Class B)                    907,657           978,146        0.1
                                     300,000   ++Cementos Mexicanos, S.A. de C.V.
                                                    (Cemex)(Class B)(ADR)(a)          3,084,314         3,150,000        0.4
                                                                                   ------------      ------------      ------
                                                                                      3,991,971         4,128,146        0.5

                   Foreign     US$ 4,110,000     United Mexican States,
                   Government                       Global Bonds, 11.50%
                   Obligations                      due 5/15/2026                     4,693,106         4,870,350        0.7
                               US$ 1,250,000     United Mexican States, Par,
                                                    Series B, Floating Rate
                                                    Brady Bonds, 6.25% due
                                                    12/31/2019++++                      991,406         1,040,625        0.1
                                                                                   ------------      ------------      ------
                                                                                      5,684,512         5,910,975        0.8

                   Health/         2,164,934     Kimberly-Clark de Mexico, S.A.
                   Personal Care                    de C.V. (Series A)                6,602,173        10,370,620        1.4

                   Multi-          1,995,894     Grupo Carso, S.A. de C.V. 'A'       11,922,837        13,350,544        1.7
                   Industry          348,900     Grupo Carso, S.A. de C.V.
                                                    (ADR)(a)                          4,028,200         4,622,925        0.6
                                                                                   ------------      ------------      ------
                                                                                     15,951,037        17,973,469        2.3

                   Retail          6,696,987     Cifra, S.A. de C.V. 'C'              9,177,788        15,042,872        2.0

                   Telecommuni-      398,660     Telefonos de Mexico, S.A.
                   cations                          de C.V. (ADR)(a)                 19,851,162        22,349,876        2.9

                                                 Total Investments in Mexico         86,630,920       105,432,350       13.8

Venezuela          Foreign       US$ 981,000     Republic of Venezuela, 9.25%
                   Government                       due 9/15/2027                       822,814           878,976        0.1
                   Obligations

                   Telecommuni-      362,964     Compania Anonima Nacional
                   cations                          Telefonos de Venezuela S.A.
                                                    (CANTV)(ADR)(a)                  15,581,748        15,108,376        2.0

                   Textiles          354,212     Sudamtex de Venezuela S.A.C.A.
                                                    (ADR)(a)(d)                       5,055,422         3,187,911        0.4

                   Utilities--     3,908,549     C.A. La Electricidad de Caracas
                   Electric                         S.A.I.C.A.--S.A.C.A.              5,259,064         4,693,672        0.6

                                                 Total Investments in Venezuela      26,719,048        23,868,935        3.1

                                                 Total Investments in
                                                 Latin America                      254,004,231       273,385,783       35.6

MIDDLE
EAST

Egypt              Banking           168,430     Commercial International Bank
                                                    (Egypt) S.A.E.                    1,992,666         3,406,304        0.4
                                     244,349     Commercial International Bank
                                                    (Egypt) S.A.E. (GDR)(b)           2,901,644         5,113,003        0.7
                                                                                   ------------      ------------      ------
                                                                                      4,894,310         8,519,307        1.1

                   Building          205,165     Torah Portland Cement Company        5,760,342         4,713,054        0.6
                   Products

                                                 Total Investments in Egypt          10,654,652        13,232,361        1.7

Israel             Banking         4,895,330     Bank Hapoalim Ltd.                   9,090,162        11,772,420        1.6

                                                 Total Investments in Israel          9,090,162        11,772,420        1.6

                                                 Total Investments in the
                                                 Middle East                         19,744,814        25,004,781        3.3




Merrill Lynch Developing Capital Markets Fund, Inc., December 31, 1997


CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)                                                           (in US dollars)
PACIFIC BASIN/                                                                                         Value      Percent of
ASIA               Industries    Shares Held            Investments                     Cost         (Note 1a)    Net Assets
China              Automobiles     5,886,774     Qingling Motors Company
                                                    (Class H)                      $  2,912,379      $  2,887,350        0.4%

                   Brewery         2,578,000   ++Tsingtao Brewery Co.,
                                                    Ltd. (Class H)                      968,891           602,282        0.1

                   Building           50,000   ++Huaxin Cement Co., Ltd.
                   Products                         (Class B)                             8,638             4,500        0.0

                   Chemicals         175,918   ++Beijing Yanhua Petrochemical
                                                    Company Ltd. (ADR)(a)             1,929,339         1,671,221        0.2

                   Telecommuni-    3,598,000   ++China Telecom (Hong Kong) Ltd.       5,486,032         6,176,625        0.8
                   cations         9,859,500     Eastern Communications Co., Ltd.
                                                    (Class B)                         5,702,595        11,949,714        1.5
                                                                                   ------------      ------------      ------
                                                                                     11,188,627        18,126,339        2.3

                   Utilities--     4,777,000   ++Beijing Datang Power Generation
                   Electric                         Company Limited(Class H)          2,213,496         2,188,880        0.3

                                                 Total Investments in China          19,221,370        25,480,572        3.3

Hong Kong          Building       43,533,589   ++Anhui Conch Cement Co. Ltd.         12,932,579         7,585,717        1.0
                   Products

                   Electrical      8,560,000     Harbin Power Equipment Co. Ltd.      1,680,939         1,038,580        0.1
                   Equipment

                   Food           37,614,850     Tingyi (Cayman Islands)
                                                    Holdings, Co.                     9,267,091         4,903,646        0.6

                   Industrial     37,503,056     Sinocan Holdings Ltd.               14,259,926        10,407,431        1.4

                   Mining         11,921,000   ++Jiangxi Copper Company Ltd.
                                                    (Class H)                         3,365,310         1,323,273        0.2

                   Real Estate     5,483,000     Henderson China Holding Ltd.         9,536,806         4,387,815        0.6

                   Telecommuni-    9,479,000     City Telecom (H.K.) Ltd.             1,810,777         1,443,720        0.2
                   cations         1,956,000     Smartone Telecommunications          4,112,405         3,774,405        0.5
                                                                                   ------------      ------------      ------
                                                                                      5,923,182         5,218,125        0.7

                                                 Total Investments in Hong Kong      56,965,833        34,864,587        4.6

India              Automobiles       280,150     Bajaj Auto Ltd. (GDR)(b)             6,393,261         5,624,011        0.7

                   Banking           978,964     State Bank of India                  7,442,695         6,084,099        0.8
                                     102,500     State Bank of India (GDR)(b)         2,342,125         1,865,500        0.3
                                      93,200     State Bank of India (GDR)(b)(d)      2,338,125         1,696,240        0.2
                                                                                   ------------      ------------      ------
                                                                                     12,122,945         9,645,839        1.3

                   Building           42,500     Associated Cement Companies Ltd.     1,640,597         1,507,337        0.2
                   Products          462,100     Gujarat Ambujaya Cements Ltd.
                                                    (GDR)(b)                          3,987,695         3,292,462        0.4
                                                                                   ------------      ------------      ------
                                                                                      5,628,292         4,799,799        0.6

                   Energy Sources      8,194     Bombay Suburban Electric
                                                    Supply Co. Ltd.                      45,879            35,836        0.0
                                      11,682     Bombay Suburban Electric
                                                    Supply Co. Ltd. (GDR)(b)            207,274           204,435        0.0
                                                                                   ------------      ------------      ------
                                                                                        253,153           240,271        0.0

                   Financial             406     Housing Development Finance Corp.       34,604            31,956        0.0
                   Services        2,709,503     Industrial Credit & Investment
                                                    Corporation of India Ltd.         7,610,672         5,301,202        0.7
                                                                                   ------------      ------------      ------
                                                                                      7,645,276         5,333,158        0.7

                   Leisure &         410,875     EIH Ltd.                             4,640,089         4,429,254        0.6
                   Tourism           174,895     EIH Ltd. (GDR)(b)(d)                 2,669,592         2,334,848        0.3
                                      98,400     Indian Hotels Company Ltd.
                                                    (GDR)(b)                          2,014,862         1,879,440        0.2
                                                                                   ------------      ------------      ------
                                                                                      9,324,543         8,643,542        1.1

                   Oil Services      458,300     Hindustan Petroleum
                                                    Corporation Ltd.                  5,287,927         5,678,935        0.8

                   Recreation &      423,000   ++Suraj Diamonds Ltd.                  1,107,505            97,366        0.0
                   Consumer Goods

                   Telecommuni-      281,100     Mahanagar Telephone Nigram Ltd.      2,104,541         1,854,829        0.3
                   cations            24,000   ++Videsh Sanchar Nigam Ltd.
                                                    (GDR)(b)                            435,600           336,600        0.0
                                     124,000   ++Videsh Sanchar Nigam Ltd.
                                                    (GDR)(b)(d)                       2,046,000         1,739,100        0.2
                                                                                   ------------      ------------      ------
                                                                                      4,586,141         3,930,529        0.5

                   Textiles            1,356   ++Reliance Industries Ltd.                 4,299             5,740        0.0
                                     599,200   ++Reliance Industries Ltd.
                                                    (GDR)(b)                          6,780,132         5,153,120        0.7
                                                                                   ------------      ------------      ------
                                                                                      6,784,431         5,158,860        0.7

                                                 Total Investments in India          59,133,474        49,152,310        6.4

Indonesia          Automobiles     4,593,000     P.T. Astra International
                                                    'Foreign'                         7,071,851         1,212,042        0.1

                   Building        1,126,000     P.T. Semen Gresik 'Foreign'          1,304,708           672,472        0.1
                   Products

                   Forest          4,977,050     P.T. Indah Kiat Pulp &
                   Products &                       Paper Corp. 'Foreign'             2,925,564           898,634        0.1
                   Paper             419,120     P.T. Indah Kiat Pulp & Paper
                                                    Corp. 'Foreign' (Warrants)(c)             0            11,642        0.0
                                                                                   ------------      ------------      ------
                                                                                      2,925,564           910,276        0.1

                   Insurance      15,217,800     P.T. Lippo Life Insurance
                                                    'Foreign'                         8,737,476           563,622        0.1
                   Telecommuni-      685,525     P.T. Indonesian Satellite Corp.
                   cations                          (Indosat)(ADR)(a)                18,847,801        13,239,202        1.7
                                   3,590,500     P.T. Telekomunikasi Indonesia        5,463,605         1,944,854        0.3
                                     342,554     P.T. Telekomunikasi Indonesia
                                                    (ADR)(a)                         10,113,958         3,789,504        0.5
                                                                                   ------------      ------------      ------
                                                                                     34,425,364        18,973,560        2.5

                                                 Total Investments in Indonesia      54,464,963        22,331,972        2.9

Malaysia           Diversified     2,935,000     Magnum Corporation BHD               5,460,673         1,767,799        0.2
                   Holdings

                   Food              659,000     Nestle (Malaysia) BHD                5,103,824         3,053,282        0.4

                   Multi-          2,525,000     Hicom Holdings BHD                   5,991,165         1,455,856        0.2
                   Industry

                   Natural Gas       894,000     Petronas Gas BHD                     3,724,209         2,036,525        0.3

                   Oil & Related   1,545,500     Petronas Dagangan BHD                4,054,663         1,312,780        0.2

                   Telecommuni-    1,641,000     Telekom Malaysia BHD                 5,054,733         4,857,529        0.6
                   cations

                   Tobacco           305,000     Rothmans of Pall Mall
                                                    (Malaysia) BHD                    3,201,767         2,374,839        0.3

                                                 Total Investments in Malaysia       32,591,034        16,858,610        2.2

Pakistan           Chemicals--        10,300     Fauji Fertilizer Co. Ltd.               21,455            19,719        0.0
                   Fertilizers

                   Electrical            100   ++Karachi Electric Supply Corp. Ltd.          66                54        0.0
                   Components

                   Telecommuni-    1,405,000     Pakistan Telecommunications Corp.    1,489,569         1,061,588        0.1
                   cations

                                                 Total Investments in Pakistan        1,511,090         1,081,361        0.1

Philippines        Telecommuni-      161,240     Philippine Long Distance
                   cations                          Telephone Co.                     5,608,779         3,547,280        0.5
                                     167,515     Philippine Long Distance
                                                    Telephone Co. (ADR)(a)            5,364,323         3,769,087        0.5

                                                 Total Investments in the
                                                 Philippines                         10,973,102         7,316,367        1.0



Merrill Lynch Developing Capital Markets Fund, Inc., December 31, 1997

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)                                                            (in US dollars)
PACIFIC BASIN                                                                                          Value      Percent of
ASIA (concluded)   Industries    Shares Held            Investments                     Cost         (Note 1a)    Net Assets
South Korea        Banking           670,290   ++Kookmin Bank (GDR)(b)(d)          $ 10,343,028      $  3,180,526        0.4%

                   Chemicals         376,980     L.G. Chemical Ltd.                   5,328,189         1,734,775        0.2

                   Electrical        109,965     Samsung Display Devices Co.          5,928,552         2,076,035        0.3
                   Components

                                                 Total Investments in South Korea    21,599,769         6,991,336        0.9

Taiwan             Banking         3,804,444   ++Bank Sinopac                         4,239,984         2,907,557        0.4
                                   2,653,000     E. Sun Commercial Bank               2,045,284         2,060,265        0.2
                                                                                   ------------      ------------      ------
                                                                                      6,285,268         4,967,822        0.6

                   Forest         10,354,000   ++Cheng Loong Company                  7,166,727         5,424,283        0.7
                   Products       11,449,680   ++Chung Hwa Pulp Corporation          10,318,821         6,598,121        0.9
                   & Paper                                                         ------------      ------------      ------
                                                                                     17,485,548        12,022,404        1.6

                   Insurance         650,000     Fubon Insurance Co.                  1,515,585         1,382,126        0.2

                   Real Estate     4,508,000     Hung Poo Real Estate
                                                    Development Corp.                 8,842,211         6,043,082        0.8
                   Trans-          5,745,000   ++Yang Ming Marine Transport           7,827,476         4,656,194        0.6
                   portation
                   --Marine
                                                 Total Investments in Taiwan         41,956,088        29,071,628        3.8

Thailand           Banking           982,000     Bangkok Bank Public Co.,
                                                    Ltd. (Registered Shares)          6,522,676         2,478,233        0.3
                                   1,600,000     Thai Farmers Bank Company
                                                    Limited 'Foreign'                 6,539,906         2,944,269        0.4
                                                                                     13,062,582         5,422,502        0.7
                   Building           50,000     Siam Cement Public Company
                   Products                         Limited 'Foreign'                 1,482,104           399,579        0.0
                                   1,342,955     Siam City Cement Public Company
                                                    Limited 'Foreign'                 5,650,195         1,412,150        0.2
                                                                                   ------------      ------------      ------
                                                                                      7,132,299         1,811,729        0.2

                   Telecommuni-    1,498,000   ++TelecomAsia Corporation Public
                   cations                          Company Ltd. 'Foreign'            3,247,616           289,834        0.0

                   Television        458,000     BEC World Public Company Limited     4,827,825         1,849,338        0.3

                                                 Total Investments in Thailand       28,270,322         9,373,403        1.2

                                                 Total Investments in the
                                                 Pacific Basin/Asia                 326,687,045       202,522,146       26.4

SHORT-TERM                           Face
SECURITIES                          Amount

                   Commercial  US$ 5,019,000     General Motors Acceptance Corp.,
                   Paper*                           6.75% due 1/02/1998               5,018,059         5,018,059        0.7

                                                 Total Investments in
                                                 Short-Term Securities                5,018,059         5,018,059        0.7

                   Total Investments                                               $819,190,765       748,541,201       97.6
                                                                                   ============

                   Other Assets Less Liabilities                                                       18,594,272        2.4
                                                                                                     ------------     -------
                   Net Assets                                                                        $767,135,473      100.0%
                                                                                                     ============     =======

                  *Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.
                 ++Non-income producing security.
               ++++Brady Bonds are securities which have been issued to refinance commercial bank loansand other debt. The risk associated with these instruments is the amount of uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
                (a)American Depositary Receipts (ADR).
                (b)Global Depositary Receipts (GDR).
                (c)Warrants entitle the Fund to purchase a predetermined number of shares of stock at apredetermined price until the expiration date.

                   See Notes to Consolidated Financial Statements.


                (d)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
                (e)Consistent with the general policy of the Securities and Exchange
                   Commission, the nationality or domicile of an issuer for
                   determination of foreign issuer status may be (i) the country under whose laws the issuer is organized, (ii) the country in which the issuer's securities are principally traded, or (iii) the country in which the issuer derives a significant proportion (at least 50%) of its revenue or profits from goods produced or sold, investments made, or services performed in the country, or in which at least 50%
                   of the assets of the issuer are situated.
                 (f)The rights may be exercised until 2/09/1998.
                 (g)Restricted securities as to resale. The value of the Fund's investments in restricted securities was approximately $559,000, representing 0.1% of net assets.

                                                                        Acquisition        Value
                   Issue                                      Date          Cost         (Note 1a)

                   Fomento Economico Mexicano, S.A. de C.V.
                       (Femsa) (ADR)                        8/12/1997   $   538,125    $   559,174
                                                                        -----------    -----------
                   Total                                                $   538,125    $   559,174
                                                                        ===========    ===========

                (h)Represents a pay-in-kind security which may pay
                   interest/dividends in additional face/shares.


PORTFOLIO INFORMATION


Ten Largest Equity Holdings                          Percent of
As of December 31, 1997                              Net Assets

Telecomunicacoes Brasileiras S.A.--Telebras*            3.3%
Grupo Televisa, S.A. de C.V. (GDR)                      3.3
Telefonos de Mexico, S.A. de C.V. (ADR)                 2.9
Companhia Cervejaria Brahma S.A. PN (Preferred)*        2.7
Gedeon Richter Ltd. (GDR)*                              2.6
Hellenic Bottling Co. S.A.                              2.5
Grupo Carso, S.A. de C.V.*                              2.3
Magyar TavKozlesi Reszvenytarsasag (Matav)*             2.2
Lukoil Oil Company (ADR)                                2.1
Compania Anonima Nacional Telefonos
  de Venezuela S.A. (CANTV) (ADR)                       2.0

[FN]
*Includes combined holdings.




Merrill Lynch Developing Capital Markets Fund, Inc., December 31, 1997

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
                    As of December 31, 1997
Assets:             Investments, at value (identified cost--$819,190,765) (Note 1a)                       $  748,541,201
                    Cash                                                                                           2,299
                    Foreign cash (Note 1c)                                                                    24,154,196
                    Receivables:
                      Dividends                                                          $    1,355,277
                      Capital shares sold                                                       995,113
                      Interest                                                                  124,248
                      Securities sold                                                            40,728        2,515,366
                                                                                         --------------
                    Prepaid expenses and other assets (Note 1f)                                                   46,534
                                                                                                          --------------
                    Total assets                                                                             775,259,596
                                                                                                          --------------

Liabilities:        Payables:
                      Capital shares redeemed                                                 6,291,872
                      Investment adviser (Note 2)                                               691,813
                      Distributor (Note 2)                                                      310,046        7,293,731
                                                                                         --------------
                    Accrued expenses and other liabilities                                                       830,392
                                                                                                          --------------
                    Total liabilities                                                                          8,124,123
                                                                                                          --------------

Net Assets:         Net assets                                                                            $  767,135,473
                                                                                                          ==============

Net Assets          Class A Shares of Common Stock, $0.10 par value,
Consist of:         100,000,000 shares authorized                                                         $    3,036,586
                    Class B Shares of Common Stock, $0.10 par value,
                    100,000,000 shares authorized                                                              2,152,977
                    Class C Shares of Common Stock, $0.10 par value,
                    100,000,000 shares authorized                                                                418,419
                    Class D Shares of Common Stock, $0.10 par value,
                    100,000,000 shares authorized                                                                403,897
                    Paid-in capital in excess of par                                                         868,850,633
                    Accumulated investment loss--net                                                          (7,545,308)
                    Accumulated realized capital losses on investments and foreign
                    currency transactions--net                                                               (28,167,660)
                    Unrealized depreciation on investments and foreign
                    currency transactions--net                                                               (72,014,071)
                                                                                                          --------------
                    Net assets                                                                            $  767,135,473
                                                                                                          ==============

Net Asset           Class A--Based on net assets of $389,262,990 and
Value:                       30,365,856 shares outstanding                                                $        12.82
                                                                                                          ==============
                    Class B--Based on net assets of $273,266,186 and
                             21,529,771 shares outstanding                                                $        12.69
                                                                                                          ==============
                    Class C--Based on net assets of $52,914,203 and
                             4,184,192 shares outstanding                                                 $        12.65
                                                                                                          ==============
                    Class D--Based on net assets of $51,692,094 and
                             4,038,969 shares outstanding                                                 $        12.80
                                                                                                          ==============



                    See Notes to Consolidated Financial Statements.


CONSOLIDATED STATEMENT OF OPERATIONS
                    For the Six Months Ended December 31, 1997
Investment Income   Dividends (net of $380,512 foreign withholding tax)                                   $    5,850,997
(Notes 1d & 1e):    Interest and discount earned                                                                 918,086
                                                                                                          --------------
                    Total income                                                                               6,769,083
                                                                                                          --------------

Expenses:           Investment advisory fees (Note 2)                                    $    4,740,368
                    Account maintenance and distribution fees--Class B (Note 2)               1,808,320
                    Custodian fees                                                            1,033,058
                    Transfer agent fees--Class A (Note 2)                                       396,893
                    Transfer agent fees--Class B (Note 2)                                       381,475
                    Account maintenance and distribution fees--Class C (Note 2)                 334,487
                    Accounting services (Note 2)                                                 84,902
                    Account maintenance fees--Class D (Note 2)                                   83,237
                    Printing and shareholder reports                                             76,098
                    Transfer agent fees--Class C (Note 2)                                        71,607
                    Transfer agent fees--Class D (Note 2)                                        57,833
                    Registration fees (Note 1f)                                                  50,216
                    Professional fees                                                            41,621
                    Dividend fees                                                                30,134
                    Directors' fees and expenses                                                 18,664
                    Pricing fees                                                                  5,595
                    Other                                                                       316,703
                                                                                         --------------
                    Total expenses                                                                             9,531,211
                                                                                                          --------------
                    Investment loss--net                                                                      (2,762,128)
                                                                                                          --------------

Realized &          Realized loss from:
Unrealized            Investments--net                                                       (1,425,003)
Loss on               Foreign currency transactions--net                                     (4,398,612)      (5,823,615)
Investments &                                                                            --------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                     (219,299,865)
(Notes 1b, 1c,        Foreign currency transactions--net                                     (1,326,665)    (220,626,530)
1e & 3):                                                                                 --------------   --------------
                    Net realized and unrealized loss on investments and
                    foreign currency transactions                                                           (226,450,145)
                                                                                                          --------------
                    Net Decrease in Net Assets Resulting from Operations                                  $ (229,212,273)
                                                                                                          ==============

                    See Notes to Consolidated Financial Statements.



Merrill Lynch Developing Capital Markets Fund, Inc., December 31, 1997

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          For the Six          For the
                                                                                          Months Ended        Year Ended
                                                                                          December 31,         June 30,
                    Increase (Decrease) in Net Assets:                                        1997               1997
Operations:         Investment income (loss)--net                                        $   (2,762,128)  $   14,459,442
                    Realized gain (loss) on investments and foreign
                    currency transactions--net                                               (5,823,615)      42,678,305
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net                     (220,626,530)      78,481,111
                                                                                         --------------   --------------
                    Net increase (decrease) in net assets resulting from operations        (229,212,273)     135,618,858
                                                                                         --------------   --------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                (6,214,424)      (6,147,015)
Shareholders          Class B                                                                (2,700,574)      (2,959,341)
(Note 1g):            Class C                                                                  (547,062)        (523,137)
                      Class D                                                                  (752,654)        (823,715)
                    Realized gain on investments--net:
                      Class A                                                               (14,124,131)      (2,372,022)
                      Class B                                                               (10,342,043)      (2,299,701)
                      Class C                                                                (1,974,039)        (380,478)
                      Class D                                                                (1,891,446)        (369,485)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                       (38,546,373)     (15,874,894)
                                                                                         --------------   --------------

Capital Share       Net increase in net assets derived from capital
Transactions        share transactions                                                       19,180,960      146,098,497
(Note 4):                                                                                --------------   --------------

Net Assets:         Total increase (decrease) in net assets                                (248,577,686)     265,842,461
                    Beginning of period                                                   1,015,713,159      749,870,698
                                                                                         --------------   --------------
                    End of period*                                                       $  767,135,473   $1,015,713,159
                                                                                         ==============   ==============

                   *Undistributed (accumulated) investment income (loss)--net            $   (7,545,308)  $    5,431,534
                                                                                         ==============   ==============

                    See Notes to Consolidated Financial Statements.


CONSOLIDATED FINANCIAL HIGHLIGHTS
                                                                                             Class A
                    The following per share data and                   For the
                    ratios have been derived from information         Six Months
                    provided in the financial statements.               Ended
                                                                        Dec. 31,         For the Year Ended June 30,
                    Increase (Decrease) in Net Asset Value:             1997++     1997++    1996++      1995     1994
Per Share           Net asset value, beginning of period              $  17.23   $  15.05  $  13.35  $  14.61   $  11.62
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income (loss)--net                         (.01)       .36       .23       .24        .11
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                                    (3.71)      2.21      1.71      (.40)      3.23
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                     (3.72)      2.57      1.94      (.16)      3.34
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.21)      (.28)     (.24)     (.04)      (.07)
                      Realized gain on investments--net                   (.48)      (.11)       --      (.60)      (.28)
                      In excess of realized gain on investments--net        --         --        --      (.46)        --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.69)      (.39)     (.24)    (1.10)      (.35)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  12.82   $  17.23  $  15.05  $  13.35   $  14.61
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                 (21.41%)+++ 17.66%    14.82%    (1.67%)    28.73%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.53%*     1.53%     1.54%     1.62%      1.46%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income (loss)--net                        (.09%)*    2.32%     1.66%     1.56%       .63%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $389,263   $471,790  $342,884  $350,081   $401,996
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  56.28%     86.68%    71.01%    63.37%     66.85%
                                                                      ========   ========  ========  ========   ========
                    Average commission rate paid++++                  $  .0023   $  .0003  $  .0012        --         --
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                  ++Based on average shares outstanding.
                ++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollarsusing the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                 +++Aggregate total investment return.

                    See Notes to Consolidated Financial Statements.




Merrill Lynch Developing Capital Markets Fund, Inc., December 31, 1997

CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)

                                                                                                Class B
                                                                               For the                          For the
                                                                                 Six                             Period
                    The following per share data and ratios have been derived   Months                          July 1,
                    from information provided in the financial statements.      Ended         For the Year    1994++++ to
                                                                               Dec. 31,      Ended June 30,     June 30,
                    Increase (Decrease) in Net Asset Value:                      1997++    1997++      1996++     1995
Per Share           Net asset value, beginning of period                      $  17.04   $  14.90    $  13.24   $  14.54
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income (loss)--net                                 (.09)       .19         .09        .08
                    Realized and unrealized gain (loss) on
                    investments and foreign currency transactions--net           (3.65)      2.20        1.69       (.32)
                                                                              --------   --------    --------   --------
                    Total from investment operations                             (3.74)      2.39        1.78       (.24)
                                                                              --------   --------    --------   --------
                    Less dividends and distributions:
                      Investment income--net                                      (.13)      (.14)       (.12)        --
                      Realized gain on investments--net                           (.48)      (.11)         --       (.60)
                      In excess of realized gain on investments--net                --         --          --       (.46)
                                                                              --------   --------    --------   --------
                    Total dividends and distributions                             (.61)      (.25)       (.12)     (1.06)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  12.69   $  17.04    $  14.90   $  13.24
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                         (21.83%)+++ 16.39%      13.63%     (2.22%)+++
Return:**                                                                     ========   ========    ========   ========

Ratios to Average   Expenses                                                     2.56%*     2.57%       2.56%      2.79%*
Net Assets:                                                                   ========   ========    ========   ========
                    Investment income (loss)--net                               (1.14%)*    1.22%        .65%      1.01%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $273,266   $398,468    $302,183   $162,774
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          56.28%     86.68%      71.01%     63.37%
                                                                              ========   ========    ========   ========
                    Average commission rate paid++++++                        $  .0023   $  .0003    $  .0012         --
                                                                              ========   ========    ========   ========



                                                                                                Class C
                                                                               For the                          For the
                                                                                 Six                             Period
                    The following per share data and ratios have been derived   Months                          July 1,
                    from information provided in the financial statements.      Ended         For the Year    1994++++ to
                                                                               Dec. 31,      Ended June 30,     June 30,
                    Increase (Decrease) in Net Asset Value:                      1997++    1997++      1996++     1995
Per Share           Net asset value, beginning of period                      $  16.99   $  14.87    $  13.22   $  16.71
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income (loss)--net                                 (.09)       .18         .09        .08
                    Realized and unrealized gain (loss) on
                    investments and foreign currency transactions--net           (3.64)      2.20        1.70      (2.50)
                                                                              --------   --------    --------   --------
                    Total from investment operations                             (3.73)      2.38        1.79      (2.42)
                                                                              --------   --------    --------   --------
                    Less dividends and distributions:
                      Investment income--net                                      (.13)      (.15)       (.14)      (.01)
                      Realized gain on investments--net                           (.48)      (.11)         --       (.60)
                      In excess of realized gain on investments--net                --         --          --       (.46)
                                                                              --------   --------    --------   --------
                    Total dividends and distributions                             (.61)      (.26)       (.14)     (1.07)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  12.65   $  16.99    $  14.87   $  13.22
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                         (21.78%)+++ 16.37%      13.68%    (14.97%)+++
Return:**                                                                     ========   ========    ========   ========

Ratios to Average   Expenses                                                     2.56%*     2.58%       2.56%      2.96%*
Net Assets:                                                                   ========   ========    ========   ========
                    Investment income (loss)--net                               (1.14%)*    1.19%       0.67%      1.32%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $ 52,914   $ 71,769    $ 46,983   $ 18,573
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          56.28%     86.68%      71.01%     63.37%
                                                                              ========   ========    ========   ========
                    Average commission rate paid++++++                        $  .0023   $  .0003    $  .0012         --
                                                                              ========   ========    ========   ========



                                                                                                Class D
                                                                               For the                          For the
                                                                                 Six                             Period
                    The following per share data and ratios have been derived   Months                          July 1,
                    from information provided in the financial statements.      Ended         For the Year    1994++++ to
                                                                               Dec. 31,      Ended June 30,     June 30,
                    Increase (Decrease) in Net Asset Value:                      1997++    1997++      1996++     1995
Per Share           Net asset value, beginning of period                      $  17.19   $  15.02    $  13.33   $  16.77
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income (loss)--net                                 (.03)       .32         .21        .13
                    Realized and unrealized gain (loss) on
                    investments and foreign currency transactions--net           (3.69)      2.20        1.69      (2.48)
                                                                              --------   --------    --------   --------
                    Total from investment operations                             (3.72)      2.52        1.90      (2.35)
                                                                              --------   --------    --------   --------
                    Less dividends and distributions:
                      Investment income--net                                      (.19)      (.24)       (.21)      (.03)
                      Realized gain on investments--net                           (.48)      (.11)         --       (.60)
                      In excess of realized gain on investments--net                --         --          --       (.46)
                                                                              --------   --------    --------   --------
                    Total dividends and distributions                             (.67)      (.35)       (.21)     (1.09)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  12.80   $  17.19    $  15.02   $  13.33
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                         (21.47%)+++ 17.30%      14.55%    (14.49%)+++
Return:**                                                                     ========   ========    ========   ========

Ratios to Average   Expenses                                                     1.77%*     1.78%       1.76%      2.19%*
Net Assets:                                                                   ========   ========    ========   ========
                    Investment income (loss)--net                                (.35%)*    2.06%       1.48%      2.10%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $ 51,692   $ 73,686    $ 57,821   $ 21,899
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          56.28%     86.68%      71.01%     63.37%
                                                                              ========   ========    ========   ========
                    Average commission rate paid++++++                        $  .0023   $  .0003    $  .0012         --
                                                                              ========   ========    ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Based on average shares outstanding.
                ++++Commencement of operations.

                    See Notes to Consolidated Financial Statements.


              ++++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                 +++Aggregate total investment return.



Merrill Lynch Developing Capital Markets Fund, Inc., December 31, 1997


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Developing Capital Markets Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to write covered call options and purchase and write put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Basis of consolidation--The accompanying consolidated financial statements include the accounts of Inversiones en Marcado Accionario de Valores Chile Limitada., a wholly-owned subsidiary, which primarily invests in Chilean securities. Intercompany accounts and transactions have been eliminated.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is a limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.0%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                               Account            Distribution
                           Maintenance Fee            Fee

Class B                         0.25%                 0.75%
Class C                         0.25%                 0.75%
Class D                         0.25%                  --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended December 31, 1997, MLFD earned underwriting discounts and commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                MLFD               MLPF&S

Class A                        $3,772             $47,415
Class D                        $7,045             $87,810


Merrill Lynch Developing Capital Markets Fund, Inc., December 31, 1997


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)


For the six months ended December 31, 1997, MLPF&S received contingent deferred sales charges of $600,743 and $13,541 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $134,202 in commissions on the execution of portfolio security transactions for the Fund for the six months ended December 31, 1997.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 1997 were $492,535,625 and $490,751,036, respectively.

Net realized and unrealized gains (losses) as of December 31, 1997 were as follows:
                                    Realized
                                     Gains       Unrealized
                                    (Losses)       Losses

Long-term investments            $ (1,425,078)  $(70,649,564)
Short-term investments                     75             --
Foreign currency transactions      (4,398,612)    (1,364,507)
                                 ------------   ------------
Total                            $ (5,823,615)  $(72,014,071)
                                 ============   ============

As of December 31, 1997, net unrealized depreciation for Federal income tax purposes aggregated $70,649,564, of which $98,267,021 related to appreciated securities and $168,916,585 related to depreciated securities. The aggregate cost of investments at December 31, 1997 for Federal income tax purposes was $819,190,765.


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $19,180,960 and $146,098,497 for the six months ended December 31, 1997 and the year ended June 30, 1997, respectively.

Transactions in capital shares for each class were as follows:

Class A Shares for the
Six Months Ended                                    Dollar
December 31, 1997                     Shares        Amount

Shares sold                         7,160,931   $109,089,029
Shares issued to shareholders
in reinvestment of dividends
and distributions                     433,031      5,347,931
                                 ------------   ------------
Total issued                        7,593,962    114,436,960
Shares redeemed                    (4,615,899)   (68,285,119)
                                 ------------   ------------
Net increase                        2,978,063   $ 46,151,841
                                 ============   ============

Class A Shares for the Year                         Dollar
Ended June 30, 1997                   Shares        Amount

Shares sold                        10,813,691   $171,055,059
Shares issued to shareholders
in reinvestment of dividends
and distributions                     520,090      7,328,070
                                 ------------   ------------
Total issued                       11,333,781    178,383,129
Shares redeemed                    (6,726,711)  (103,736,501)
                                 ------------   ------------
Net increase                        4,607,070   $ 74,646,628
                                 ============   ============

Class B Shares for the
Six Months Ended                                    Dollar
December 31, 1997                     Shares        Amount

Shares sold                         3,998,172   $ 61,232,108
Shares issued to shareholders
in reinvestment of dividends
and distributions                     192,372      2,354,635
                                 ------------   ------------
Total issued                        4,190,544     63,586,743
Automatic conversion of shares        (78,497)    (1,202,869)
Shares redeemed                    (5,966,774)   (85,914,259)
                                 ------------   ------------
Net decrease                       (1,854,727)  $(23,530,385)
                                 ============   ============

Class B Shares for the Year                         Dollar
Ended June 30, 1997                   Shares        Amount

Shares sold                        10,187,663   $157,219,448
Shares issued to shareholders
in reinvestment of dividends
and distributions                     337,691      4,734,432
                                 ------------   ------------
Total issued                       10,525,354    161,953,880
Automatic conversion of shares        (98,887)    (1,536,359)
Shares redeemed                    (7,323,938)  (112,319,608)
                                 ------------   ------------
Net increase                        3,102,529   $ 48,097,913
                                 ============   ============

Class C Shares for the
Six Months Ended                                    Dollar
December 31, 1997                     Shares        Amount

Shares sold                         1,057,679   $ 16,347,303
Shares issued to shareholders
in reinvestment of dividends
and distributions                      39,130        476,992
                                 ------------   ------------
Total issued                        1,096,809     16,824,295
Shares redeemed                    (1,136,463)   (16,769,416)
                                 ------------   ------------
Net increase (decrease)               (39,654)  $     54,879
                                 ============   ============

Class C Shares for the Year                         Dollar
Ended June 30, 1997                   Shares        Amount

Shares sold                         2,216,284   $ 34,190,472
Shares issued to shareholders
in reinvestment of dividends
and distributions                      59,048        825,497
                                 ------------   ------------
Total issued                        2,275,332     35,015,969
Shares redeemed                    (1,211,472)   (18,623,703)
                                 ------------   ------------
Net increase                        1,063,860   $ 16,392,266
                                 ============   ============

Class D Shares for the
Six Months Ended                                    Dollar
December 31, 1997                     Shares        Amount

Shares sold                         2,345,189   $ 36,498,256
Automatic conversion of shares         77,627      1,202,869
Shares issued to shareholders
in reinvestment of dividends
and distributions                      51,478        634,722
                                 ------------   ------------
Total issued                        2,474,294     38,335,847
Shares redeemed                    (2,720,865)   (41,831,222)
                                 ------------   ------------
Net decrease                         (246,571)  $ (3,495,375)
                                 ============   ============

Class D Shares for the Year                         Dollar
Ended June 30, 1997                   Shares        Amount

Shares sold                         6,551,739   $102,865,774
Automatic conversion of shares         98,081      1,536,359
Shares issued to shareholders
in reinvestment of dividends
and distributions                      74,296      1,046,092
                                 ------------   ------------
Total issued                        6,724,116    105,448,225
Shares redeemed                    (6,287,797)   (98,486,535)
                                 ------------   ------------
Net increase                          436,319   $  6,961,690
                                 ============   ============



Merrill Lynch Developing Capital Markets Fund, Inc., December 31, 1997


EQUITY PORTFOLIO CHANGES

For the Quarter Ended December 31, 1997

Additions

 Adana Cimento Sanayii Turk Anonim
   Sirketi (Class A)
 Alarko Holdings A.S.
 Anhui Conch Cement Co. Ltd.
 Banco de Galicia y Buenos Aires
   S.A. (ADR)
 Cementos Mexicanos, S.A. de C.V.
   (Cemex) (Class B)
 Cementos Mexicanos, S.A. de C.V.
   (Cemex) (Class B) (ADR)
 China Telecom (Hong Kong) Ltd.
 Companhia Energetica de Minas Gerais S.A.
   (CEMIG) (Preferred)
 Gujarat Ambujaya Cements Ltd. (GDR)
 Haci Omer Sabanci Holding A.S.
 Haci Omer Sabanci Holding A.S. (ADR)
 Harbin Power Equipment Co. Ltd.
*Maanshan Iron and Steel Co.
 Magyar TavKozlesi Reszvenytarsasag
   (Matav) (ADR)
 Telecomunicacoes de Sao Paulo S.A.--
   TELESP (Preferred)
 Uniao de Bancos Brasileiros S.A.
   (Unibanco) (GDR)


Deletions

 Alfa, S.A de C.V. (Class A)
 Amoy Properties Limited
 Amway Asia Pacific Ltd.
 Bank Leumi Israel
 C.P. Pokphand Co. Ltd. (Ordinary)
 Cho Hung Bank Co. Ltd.
 Dong Ah Tire Company
 Ergo Bank S.A. (Ordinary)
 Gold Fields of South Africa Ltd.
 Korea Electric Power Corp.
*Maanshan Iron and Steel Co.
 Malaysian Resources Corp. BHD
 New Straits Times Press BHD
 Nortel Inversora S.A. (ADR)
 P.T. Ciputra Development
 Portugal Telecom S.A. (ADR)
 Rembrandt Group Ltd. (ADR)
 San Miguel Corp. (Class B)
 SK Telecom Co. Ltd.
 SK Telecom Co. Ltd. (ADR)
 SPT Telecom A.S.
 Sungei Way Holdings BHD
 Super-Sol Ltd.
 Taiwan Pulp & Paper Corp.
 Telecom Argentina Stet-France
   Telecom S.A. (ADR)
 United Engineers (Malaysia) Ltd. BHD
 Yuen Foong Yu Paper Manufacturing
   Company, Ltd.

[FN]
*Added and deleted in the same quarter.


OFFICERS AND DIRECTORS


Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Grace Pineda, Senior Vice President and Portfolio Manager
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Barbara G. Fraser, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02119

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863